UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 26, 2005

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 26, 2005, pursuant to the recommendation of its management and with the approval of its Audit Committee, Altair Nanotechnologies Inc. (the "Company") engaged Perry-Smith LLP (“Perry-Smith”) as the Company's independent public accountants for the fiscal year ended December 31, 2005. No consultations occurred between the Company and Perry-Smith during the two prior fiscal years, or in any interim period preceding the appointment of Perry-Smith, regarding the application of accounting principles, the type of audit opinion that might be rendered or any other accounting, auditing or financial reporting issue.

Item 8.01 Other Events

On September 28, 2005, the Company issued a press release entitled “Altair Nanotechnologies Expands Battery Initiative for Rapid Implementation of Lithium Ion Battery Electrode Technology” The full text of the press release is provided herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company dated September 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc

Dated: September 30, 2005	By:	/s/ Alan Gotcher
Alan Gotcher Chief Executive Officer

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